Exhibit 3.8

                 This Form is Used by Entity. The Fee is $10.00.

             RESOLUTION TO CHANGE PRINCIPAL OFFICE OR RESIDENT AGENT

    The directors/stockholders/general partner/authorized person of
                                                                    ------------

                                         Majestic Financial, Ltd.
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                                                 (Name of Entity)

Organized under the laws of     Maryland    passed the following resolution:
                            ----------------
                                 (State)

                           [CHECK APPLICABLE BOX(ES)]

  The principal office is changed from:  (old address)





To:  (new address)




  The name and address of the resident agent is changed from:

James R. Deveney II
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4102 Cremson Drive, Phoenix, MD 21131
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To:

National Registered Agents, Inc. of MD
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11 East Chase Street, Baltimore, MD 21202
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I certify under penalties of perjury the foregoing is true

                                                /s/ Connie White Castellanos
                                                Secretary or Assistant Secretary

I hereby consent to my designation in this document as resident agent for this entity.

                                            National Registered Agents, Inc. MD
                                SIGNED      /s/ Mark H. Schaeffer
                                            -----------------------------------
                                            Resident Agent
                                            Mark H. Schaeffer, Asst Secy of NRAI

Mail to: State Department of Assessments & Taxation, 301 W. Preston St., Room 801, Baltimore, MD 21201